A M E R I C A N   F I D E L I T Y


                                  1996
                                 ANNUAL
                                 REPORT

                         Variable Annuity Fund A

January 20, 1996

Dear Participant:

Fueled by low inflation, continued moderate economic growth, a favorable interest rate environment, healthy corporate profit growth and a record flow of money into domestic stock funds, the U.S. stock market rallied to record highs for the full year and enjoyed its second year of robust gains. The Variable Annuity Fund A also reported strong gains for the year. The unit value was $15.34 on December 31, 1996, up 25.7% from $12.20 on December 31, 1995.

The economy continued to expand during the fourth quarter at a moderate pace following the sharp deceleration in growth in the third quarter. For the year, Gross Domestic Product was up approximately 3.5%. We expect economic growth to slow in the first half of 1997 to the 1.5 - 2.5% range, with growth accelerating in the second half of the year. We expect the GDP to grow in the 2-3% range for the full year.

The 30 year treasury rate spiked in early July to 7.23%, up 120 basis points from the beginning of the year, as investors were unsettled by the robust strength of the economy during the first half of the year. Long term interest rates drifted lower during the fourth quarter to close the year at 6.64%. Despite concern over excessive growth, continued moderate trends in inflation combined with a slow down in consumer spending allowed interest rates to drift lower in the second half of the year. We expect long term interest rates to fall over the first half of 1997 as the economy slows and trend higher in the second half of 1997 as the economy regains momentum.

The Consumer Price Index increased slightly to approximately 3.3% for 1996. However, labor costs continue to exhibit only limited pressure despite the historically low unemployment numbers. We expect inflation to remain fairly stable in 1997 in the 2.5 - 3.0% range as companies continue to experience difficulties in passing on price increases in an extremely competitive global economy.

At current levels, we believe that the stock market will continue to be volatile during 1997. Valuation of the stock market is not overly worrisome if 1997 brings higher corporate profits, continued low interest rates and a sustained flow of funds into the equity markets. While it is possible that the recent market momentum could subside if we experience any economic or foreign surprises, we continue to view stocks favorably over the long term.

If you have any questions about your account, please contact us.


                                           Sincerely,

                                           JOHN W. REX

                                           John W. Rex, Chairman
                                           Board of Managers

OBJECTIVES:

The Fund's principal investment objective is long-term growth of capital. Occasional investments to seek short-term capital appreciation may be made. A secondary investment objective is the production of income.

                    VARIABLE ANNUITY FUND A
                     Historical Unit Values

12/31/70     1.0386
12/31/71     1.20
12/31/72     1.4432
12/31/73     1.0956
12/31/74      .8263
12/31/75     1.0537
12/31/76     1.3399
12/31/77     1.2949
12/31/78     1.3490
12/31/79     1.6040
12/31/80     2.0971
12/31/81     2.1868
12/31/82     2.7875
12/31/83     3.2029
12/31/84     3.2507
12/31/85     3.7903
12/31/86     4.4669
12/31/87     4.6009
12/31/88     5.1103
12/31/89     6.5142
12/31/90     6.9245
12/31/91     8.8663
12/31/92     9.1083
12/31/93     9.7090
12/31/94     9.0936
12/31/95    12.1986
12/31/96    15.3389

SCHEDULE OF PORTFOLIO INVESTMENTS
AMERICAN FIDELITY VARIABLE ANNUITY FUND A
DECEMBER 31, 1996

                                                           Market Value
                                          Shares or --------------------------
                                          Principal                 Percent
COMMON STOCKS                               Amount      Amount   of Net Assets
------------------------------------------------------------------------------
Chemicals and Allied Products:
          Avery-Dennison Corporation       83,000    $2,936,125
          Pfizer, Inc.                     29,800     2,469,675
          American Home Products
           Corporation                     40,700     2,386,038
          Johnson & Johnson                44,000     2,189,000
          Merck & Company, Inc.            11,700       927,225
          Abbott Laboratories              16,800       852,600
          Dupont                            7,200       679,500
          Eli Lilly and Company             6,400       467,200
                                                     ----------
                                                     12,907,363      13.06%
Business Services:
          Reuters Holdings PLC ADR**       31,300     2,394,450
          Interpublic Group of Companies   44,300     2,104,250
          Cisco Systems, Inc.*             32,200     2,048,725
          Automatic Data Processing        34,000     1,457,750
          First Data Corporation           37,200     1,357,800
          Microsoft Corporation*            8,100       669,263
          Computer Associates               9,000       447,750
                                                     ----------
                                                     10,479,988      10.61%
Petroleum and Coal Products:
          Texaco, Inc.                     27,600     2,708,250
          Royal Dutch Petroleum            15,300     2,612,475
          Exxon Corporation                18,000     1,764,000
          Kerr-McGee Corporation           19,800     1,425,600
                                                     ----------
                                                      8,510,325       8.61%
Depository Institutions:
          Citicorp                         16,500     1,699,500
          MBNA                             30,000     1,245,000
          Bank America Corporation         10,000       997,500
          J.P. Morgan & Company            10,000       976,250
          Nationsbank Corporation           9,700       948,175
          CoreStates Financial Corporation 18,200       944,125
          Wachovia Corporation             13,500       762,750
          Regions Financial Corporation     8,800       454,846
                                                     ----------
                                                      8,028,146       8.12%
Insurance Carriers:
          American International Group     26,100     2,825,325
          AFLAC, Inc.                      59,775     2,555,381
          Allstate Corporation             21,000     1,215,375
          United Healthcare Corporation    16,700       751,500
                                                     ----------
                                                      7,347,581       7.44%
Communications:
          Cox Communications*              88,000     2,035,000
          Nynex Corporation                22,000     1,058,750
          Ameritech                        16,700     1,012,437
          SBC Communications, Inc.         18,800       972,900
          Central & South West Corporation 29,000       743,125
          Bellsouth Corporation            15,000       605,625
                                                     ----------
                                                      6,427,837       6.50%
Electronic and Other Electric Equipment
          Intel Corporation                25,900     3,391,268
          General Electric Company         18,000     1,779,750
                                                     ----------
                                                      5,171,018       5.23%
Holding and Other Investment Offices:
          Wells Fargo & Company             5,000     1,348,750
          CALI Realty Corporation          20,400       629,850
          Meditrust                        15,600       624,000
          Felcor Suite Hotels, Inc.        17,300       611,987
          First Industrial Realty Trust    20,000       607,500
          Federal Realty Investment Trust  22,300       604,888
                                                     ----------
                                                      4,426,975       4.48%
Non-Depository Institutions:
          Federal National Mortgage
           Association                     72,400     2,696,900
          Capital One Financial
           Corporation                     41,000     1,476,000
                                                     ----------
                                                      4,172,900       4.22%
Industrial Machinery and Equipment:
          Hewlett-Packard Company          36,600     1,839,150
          International Business Machines
           Corporation                      7,000     1,057,000
          United Technologies              10,000       660,000
                                                     ----------
                                                      3,556,150       3.60%
Food and Kindred Products:
          The Coca-Cola Company            57,600     3,031,200
                                                     ----------
                                                      3,031,200       3.07%
Fabricated Metal Products:
          The Gillette Company             38,900     3,024,475
                                                     ----------
                                                      3,024,475       3.06%
Food Stores:
          Safeway, Inc.*                   68,600     2,932,650
                                                     ----------
                                                      2,932,650       2.97%
Electric, Gas and Sanitary Services:
          GTE                              27,800     1,264,900
          Texas Utilities                  19,500       794,625
          Teco Energy, Inc.                21,000       506,625
                                                     ----------
                                                      2,566,150       2.60%
Eating and Drinking Places:
          McDonald's Corporation           44,200     2,000,050
                                                     ----------
                                                      2,000,050       2.02%
General Merchandise:
          Sears Roebuck & Company          40,300     1,858,837
                                                     ----------
                                                      1,858,837       1.88%
Personal Services:
          Loewen Group, Inc.               42,000     1,643,250
                                                     ----------
                                                      1,643,250       1.66%
Miscellaneous Retail:
          Price/Costco, Inc.               57,700     1,449,712
                                                     ----------
                                                      1,449,712       1.47%
Motion Pictures:
          Disney (Walt) Company            19,200     1,336,800
                                                     ----------
                                                      1,336,800       1.35%
Hotels and Other Lodging Places:
          Mirage Resorts, Inc.*            61,800     1,336,425
                                                     ----------
                                                      1,336,425       1.35%
Railroad Transportation:
          Burlington Northern/Santa Fe     10,300       889,663
                                                     ----------
                                                        889,663       0.90%
Transportation Equipment:
          Chrysler Corporation             24,000       792,000
                                                     ----------
                                                        792,000       0.80%
Building Materials & Gardening Supplies:
          Home Depot, Inc.                  7,000       350,875
                                                     ----------
                                                        350,875       0.36%
                                                     ----------      -----
          Total Common Stocks (Cost $62,100,128)    $94,240,370      95.36%
                                                    -----------      -----
Short Term Investments:
Associates Corporation of North America
Master Note Fltg (5.31% at 12/31/96)    3,994,317     3,994,317
                                                    -----------
Total Short-Term Investments:                       $ 3,994,317       4.04%
                                                    -----------      -----
          Total Investments:                        $98,234,687      99.40%
                                                    -----------      -----
          Other Assets and Liabilities, net:            594,712       0.60%
                                                    -----------      -----
       Total Net Assets:                            $98,829,399     100.00%
                                                    ===========     ======

* Presently not producing dividend income.
** Foreign Investments

STATEMENTS OF ASSETS AND LIABILITIES:

                                           1996                  1995
                                           ----                  ----
ASSETS:
     Cash                                $469,711              $224,163

     Investments at market value
     (Cost: $66,094,445 and $55,469,201
     in 1996 and 1995, respectively)   98,234,687            72,928,693

     Receivables for investment
      securities sold                           0             1,500,277

     Accrued interest and dividends       191,430               113,477
                                      -----------           -----------
     Total assets                      98,895,828            74,766,610

LIABILITIES:
     Payables for investments
      securities purchased                 66,429             1,614,026

     Accounts payable                           0                    50
                                      -----------           -----------
        Total liabilities                  66,429             1,614,076
                                      -----------           -----------
     NET ASSETS                       $98,829,399           $73,152,534
                                      ===========           ===========
     ACCUMULATION UNITS OUTSTANDING     6,443,056             5,996,795
                                      ===========           ===========
     NET ASSET VALUE PER UNIT             15.3389               12.1986
                                      ===========           ===========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                             Years Ended December 31,
                                             ------------------------
                                           1996                   1995
                                           ----                   ----
INVESTMENT INCOME:
     Income:
          Dividends                   $   1,538,540          $  1,097,364
          Interest                          201,294               161,264
                                        -----------           -----------
                                          1,739,834             1,258,628
                                        -----------           -----------
     Expenses:
          Mortality and expense
           guaranty fees (note 3)           809,048               593,042
          Investment management fees
           (note 3)                         353,001               200,769
                                        -----------           -----------
                                          1,162,049               793,811
                                        -----------           -----------
          NET INVESTMENT INCOME             577,785               464,817
                                        -----------           -----------

REALIZED GAINS ON INVESTMENTS:
     Proceeds from sales                 31,697,825            38,990,793
     Cost of securities sold             27,483,951            35,180,383
                                        -----------           -----------
          NET REALIZED GAINS              4,213,874             3,810,410
                                        -----------           -----------

UNREALIZED APPRECIATION
ON INVESTMENTS:
     End of year                         32,140,242            17,459,492
     Beginning of year                   17,459,492             3,663,198

                                        -----------           -----------
          INCREASE (DECREASE) IN         14,680,750            13,796,294
          UNREALIZED APPRECIATION OF
          INVESTMENTS                   -----------           -----------

          NET INCREASE (DECREASE)
          IN NET ASSETS RESULTING
          FROM OPERATIONS               $19,472,409           $18,071,521
                                        ===========           ===========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                Years Ended December 31,
                                                ------------------------
                                                 1996              1995
                                                 ----              ----
Increase (decrease) in net assets from operations:
     Net investment income                   $    577,785      $    464,817
     Net realized gains on investments          4,213,874         3,810,410
     Increase (decrease) in unrealized
       appreciation of investments             14,680,750        13,796,294
                                             ------------      ------------
                                               19,472,409        18,071,521
                                             ------------      ------------

Changes from principal transactions:
     Net purchase payments received (note 3)   15,914,163        11,269,062
     Withdrawal of funds                       (9,709,707)       (7,254,521)
                                             ------------      ------------

          Increase in net assets derived from
           principal transactions               6,204,456         4,014,541
                                             ------------      ------------
        Increase in net assets                 25,676,865        22,086,062

NET ASSETS:
     Beginning of year                         73,152,534        51,066,472
                                             ------------      ------------
     End of year                              $98,829,399       $73,152,534
                                             ============      ============

ACCUMULATION UNITS:
     Outstanding, beginning of year             5,996,795         5,615,645
          Increase for payments received        1,159,575         1,061,993
          Decrease for withdrawal of funds       (713,314)         (680,843)
                                             ------------      ------------
     Outstanding, end of year                   6,443,056         5,996,795
                                             ============      ============

SCHEDULE OF SELECTED PER SHARE
DATA AND RATIOS

                                         Per-Unit Income and Capital Changes
                                         -----------------------------------
                                                Years Ended December 31,
                                 -----------------------------------------------
                                   1996     1995      1994      1993      1992
                                   ----     ----      ----      ----      ----
INVESTMENT INCOME AND EXPENSES:
Investment Income                $0.2817   $0.2163   $0.2105   $0.2113   $0.2267
Operating Expenses                0.1882    0.1364    0.1193    0.1180    0.1113
                                  ------    ------    ------    ------    ------
Net Investment Income             0.0935    0.0799    0.0912    0.0933    0.1154

CAPITAL CHANGES:
Net realized and unrealized gains
 (losses) from securities         3.0468    3.0251   (0.7066)   0.5074    0.1266
                                  ------    ------    ------    ------    ------
Net increase (decrease) in
 accumulation unit value          3.1403    3.1050   (0.6154)   0.6007    0.2420
Accumulation unit value,
 beginning of period             12.1986    9.0936    9.7090    9.1083    8.8663
                                 -------   -------   -------   -------   -------
Accumulation unit value,
 end of period                  $15.3389  $12.1986  $ 9.0936  $ 9.7090  $ 9.1083
                                ========  ========  ========  ========  ========
NUMBER OF ACCUMULATION
 UNITS OUTSTANDING,
 END OF PERIOD                 6,443,056 5,996,795 5,615,645 5,113,999 4,644,455
                               ========= ========= ========= ========= =========
RATIOS:
Ratio of expenses to
 average net assets              1.3777%   1.2880%   1.2826%   1.2783%   1.2812%
Ratio of net investment
 income to average net assets    0.6850%   0.7542%   0.9797%   1.0110%   1.3289%
Portfolio turnover rate            36.9%     66.1%     43.5%     51.2%     31.7%
Average commission rate paid     $0.0636   $0.0551


NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
-------
American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Investments
-----------
Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Domestic securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market.

The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the specific-identification basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund*s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange expenses (gains or losses) incurred by investment in such securities are paid by the Fund. The Fund does not expect these costs to be significant.

Income Taxes
------------
The fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund*s net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENTS

The aggregate dollar amount of investment purchases (exclusive of short-term investments) was $34,924,178 and $43,967,652 for the years ended December 31, 1996 and 1995, respectively. At December 31, 1996, net unrealized appreciation on investments of $32,140,242 was composed of gross appreciation of $32,475,048 and gross depreciation of $334,806.

NOTE 3 - VARIABLE ANNUITY CONTRACTS

Net purchase payments received represent gross payments less deductions of $578,837 and $433,049 for the years ended December 31, 1996 and 1995, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

AFA acts as the Fund's investment  manager  and assumes certain mortality
and  expense  risks  under  the variable annuity  contracts.   Investment
management fees are equal to .0013698% of the Fund's daily net assets (.5% per annum). In 1996, these fees increased from .325% upon approval
of  all  states.   Mortality  and  expense  guaranty  fees are  equal  to
 .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.

During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

INDEPENDENT AUDITORS' REPORT

Board of Managers and Contract Owners
American Fidelity Variable Annuity Fund A:

We have audited the accompanying statements of assets and liabilities of American Fidelity Variable Annuity Fund A (the Fund) as of December 31, 1996 and 1995, and the related statements of operations and changes in net assets for the years then ended, the financial highlights for each of the years in the five-year period ended December 31, 1996, and the Schedule of Portfolio Investments as of December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 and 1995, by correspondence with the custodian and the broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Variable Annuity Fund A as of December 31, 1996 and 1995, the results of its operations and changes in its net assets for the years then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP
KPMG Peat Marwick LLP

Oklahoma City, Oklahoma
January 15, 1997

PARTICIPANTS' BENEFITS

As a participant of Variable Annuity Fund A, you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE

Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT

Knowledgeable,   full-time   management   constantly    monitors   market
opportunities for your fund.

CAPITAL FULLY INVESTED

Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

ANNUAL STATEMENT OF ACCOUNT

You receive an annual statement of account each year. This statement is a valuable, permanent, personal record. In the event that you should have occasion to redeem some of your accumulation units, you are also provided with the proper tax form for your convenience in filing your income tax return.

REDEMPTION WITHOUT CHARGE

American Fidelity Variable Annuity Fund A will redeem your accumulation units without charge at the full value when your request is received in Oklahoma City as described in the Prospectus.

SYSTEMATIC RETIREMENT OPTIONS

At your retirement a range of pay out options is available in order to tailor your retirement income payments as closely as possible to your needs.

PERSONAL SERVICE

Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.

Board of Managers                JOHN W. REX, Chairman
American Fidelity                  President and Director
Variable Annuity                   American Fidelity Assurance Company
Fund A                           DANIEL D. ADAMS, JR., Secretary
                                   Vice President
                                   American Fidelity Assurance Company
                                 JEAN G. GUMERSON
                                   President
                                   Presbyterian Health Foundation
                                 EDWARD C. JOULLIAN, III
                                   Chairman of the Board and Chief
                                   Executive Officer
                                   Mustang Fuel Corporation
                                 GREGORY M. LOVE
                                   President and Chief Operating Officer
                                   Love's Country Stores, Inc.
                                 J. DEAN ROBERTSON, D.D.S
                                   Pediatric Dentistry
                                   Private Practice
                                 G. RAINEY WILLIAMS, JR.
                                   Managing Partner, MARCO Investment Company
--------------------------------------------------------------------------------
Safekeeping of Securities        Boatmen's Trust Company
                                 Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Independent Auditors             KPMG Peat Marwick LLP
                                 Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Investment Manager               American Fidelity Assurance Company
                                 Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Investment Sub-Advisors          Lawrence W. Kelly & Associates, Inc.
                                 Pasadena, California
                                 Todd Investment Advisors, Inc.
                                 Louisville, Kentucky
--------------------------------------------------------------------------------
Board of Directors               LYNDA L. CAMERON
American Fidelity                  President
Assurance Company                  Cameron Equestrian Center, Inc.
                                   Cameron Arabian, Inc.
                                 WILLIAM M. CAMERON
                                   Vice Chairman of the Board and
                                   Chief Executive Officer
                                   American Fidelity Assurance Company
                                 WILLIAM E. DURRETT
                                   Chairman of the Board
                                   American Fidelity Assurance Company
                                 EDWARD C. JOULLIAN, III
                                   Chairman of the Board and President
                                   Mustang Fuel Corporation
                                 JOHN W. REX
                                   President
                                   American Fidelity Assurance Company
                                 GALEN P. ROBBINS, M.D.
                                   Physician and Director
                                   of Cardiovascular Clinic
                                 JOHN D. SMITH
                                   Director and President
                                   John D. Smith Developments, Inc.
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            [AF Logo]      American Fidelity
                           Assurance Company
                 A member of the American Fidelity Group

                      2000 N. Classen Boulevard
                     Oklahoma City, Oklahoma  73106
                       Telephone:  1-800-654-8489